UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2023

Aterian, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	83-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Aterian, Inc.
37 East 18th Street, 7th Floor

New York, NY 10003

(Address of Principal Executive Offices)(Zip Code)

(347) 676-1681
(Registrant’s telephone number, including area code)

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Settlement of Derivative Lawsuit

Aterian, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide an update on the proposed settlement of the previously disclosed shareholder derivative action, captioned Zhang v. Aterian, Inc., et al.On October 21 and 25, 2021, and November 10, 2021, three shareholder derivative actions were filed on behalf of Aterian by Shaoxuan Zhang, Michael Sheller, and Tyler Magnus (the “Plaintiffs”) in the U.S. District Court for the Southern District of New York (the “Court”). These actions, naming current and former directors and officers of the Company as defendants, and Aterian as a nominal defendant, asserted that the individual defendants breached their fiduciary duties and violated federal securities laws, among other claims. (These actions were predicated on substantively the same factual allegations made in the previously disclosed putative securities action consolidated under the caption Tate v. Aterian, Inc., et. al., 21-cv-04323-VM (the “Securities Action”).) By Order dated November 16, 2021, the three cases were consolidated into a single action docketed under the Zhang case number (the “Derivative Action”).

All defendants vehemently deny and continue to deny each of the claims and allegations of wrongdoing made in the Derivative Action (and in the Securities Action).

As previously disclosed, on September 12, 2022, the Court entered a final judgment approving a settlement in the Securities Action and, on December 12, 2022, the parties reached an agreement and entered into a Stipulation and Agreement of Settlement (the “Stipulation”) to resolve the Derivative Action. Under the Stipulation, the Company agreed to adopt certain corporate governance reforms, the terms of which are outlined in Exhibit A to the Stipulation, and a payment of the Plaintiffs’ attorneys’ fees and expenses of $250,000. The proposed settlement was preliminarily approved by the Court on December 29, 2022, and a hearing to determine whether the Court should give final approval to the settlement has been scheduled for March 17, 2023, at 11:00 a.m.

As ordered by the Court, the Stipulation and Agreement of Settlement and all exhibits thereto, as well as the Notice of Pendency and Proposed Settlement of Stockholder Derivative Action, are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. Additionally, the Stipulation and all exhibits are also available on the Company’s Investor Relations website at https://ir.aterian.io/.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	Stipulation and Agreement of Settlement
99.2	Notice of Pendency and Proposed Settlement of Stockholder Derivative Action
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATERIAN, INC.

Date: January 13, 2023	By:	/s/ Yaniv Sarig
Name: Yaniv Sarig
Title: President and Chief Executive Officer